Exhibit 10.4
www.BusinessRegistrations.com Nonrefundable Filing Fee: $20.00	FORM LP-4 1/2001 [Barcode]

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

1010 Richards Street

Mailing Address:  P.O. Box 40, Honolulu, Hawaii 96810

FILED	10/29/2001 03:27 PM
Business Registration Division
DEPT. OF COMMERCE AND CONSUMER AFFAIRS		[State Seal]
State of Hawaii

CERTIFICATE OF CANCELLATION OF LIMITED PARTNERSHIP

(Section 4250-203, Hewitt Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1.	The name of the domestic limited partnership is:
CKSS ASSOCIATES

2.	The Certificate of Limited Partnership was filed on:		July 10, 1981
(Month Day Year)

3.	The reason for filing this Certificate of Cancellation is:			Limited partnership form is no longer needed because general partnership interest and limited partnership interest are owned by the same entity.

4.	Cancellation is effective on the date of filing or on a later date, not more than 30 days after the filing. Check only one of the following statements:

	☐	Cancellation is effective on the date and time of filing.

	☒	Cancellation is effective on	October 31, 2001	, at	5:00 p	.m.,
(Month Day Year)
Hawaiian Standard Time, which date is not later than 30 days after the filing of this Certificate of Cancellation.

We certify, under the penalties set forth in Sections 425D-204 and 425D-1108, Hawaii Statutes, that we have read the above statements and that the same are true and correct.

Signed this      29      day of          October          ,     2001     .

Cental Pacific Bank

CENTRAL PACIFIC BANK	By:	/s/ Joichi Saito
(Type/Print Name of General Partner)		(Signature of General Partner)
Joichi Saito, Its Chairman and Chief Executive Officer

(Type/Print Name of General Partner)		(Signature of General Partner)

(Type/Print Name of General Partner)		(Signature of General Partner)

(Type/Print Name of General Partner)		(Signature of General Partner)

(Type/Print Name of General Partner)		(Signature of General Partner)

(Type/Print Name of General Partner)		(Signature of General Partner)

SEE INSTRUCTIONS ON REVERSE SIDE:  The certificate must be signed and certified by all general partners.